COMSTOCK HOLDING COMPANIES, INC. 2019 OMNIBUS INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD (Performance-based Vesting) Award Summary: Name: Grant Date: Target Amount: Vesting Date1: 1 Time-based portion only; actual vesting is subject to additional vesting provisions- see Section 2 of this agreement Comstock Holding Companies, Inc (the “Company”) hereby grants to the above-named individual (the “Grantee”) a Restricted Stock Unit (“RSU” or “Unit”) award that is subject to the terms and conditions set forth on the following pages (the “Terms and Conditions”) as well as the provisions of the Comstock Holding Companies, Inc. 2019 Omnibus Incentive Plan (the “Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. This Award entitles the Grantee to the right to receive a distribution of one share of the Company’s $0.01 par value common stock (“Common Stock”) for each RSU, as adjusted per the performance-based vesting terms. The receipt of the Award is conditioned upon its acceptance by the Grantee no later than 30 days from the date this Award Certificate was delivered. By accepting the Award, the Grantee shall be deemed to have agreed to the Terms and Conditions. IN WITNESS WHEREOF, Comstock Holding Companies, Inc., acting by and through its duly authorized officers, has caused this Award Certificate to be duly executed. COMSTOCK HOLDING COMPANIES, INC. GRANTEE _________________________ Exhibit 10.2

COMSTOCK HOLDING COMPANIES, INC. RESTRICTED STOCK UNIT AWARD (Performance-based Vesting) TERMS AND CONDITIONS 1. Defined Terms Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. In addition, and notwithstanding any contrary definition in the Plan, for purposes of this Award Certificate: (a) “CIC Qualifying Termination” means Grantee’s termination of Continuous Service without Cause or Grantee’s resignation for Good Reason, in each case within two (2) years following a Change in Control. (b) “Determination Date” means the date of the Committee’s determination of the Performance Factor and approval of the Earned Award, which shall be any date between January 1 and March 15 of the year immediately following the year in which the Performance Period concludes. (c) “Earned Award” means the number of Units equal to the Target Award multiplied by the Performance Factor (rounded down to the nearest whole share), as determined by the Committee. (d) “Performance Factor” means the percentage, from 0% to 200%, that shall be applied to the Target Award to determine the number of Units earned, as more fully described in Exhibit A hereto. (e) “Performance Objective” shall be defined on Exhibit A. (f) “Performance Period” shall be defined on Exhibit A. (g) “Non-CIC Qualifying Termination” means Grantee’s termination of Continuous Service by reason of Grantee’s death or Disability. (h) “Target Award” means the number of Units granted pursuant to this Award Certificate, as indicated on the cover page hereof. 2. Vesting & Forfeiture The Grantee shall become vested in this Award as calculated on the Determination Date and as detailed on Exhibit A attached hereto. If the Grantee’s Continuous Service terminates prior to the last day of the Performance Period due to death or Disability, then a pro rata portion of the Units may be earned in whole, in part, or not at all, on the Determination Date, as provided on Exhibit A attached hereto (with such pro rata portion determined by multiplying the Earned Award by a fraction, the numerator of which shall be the number of months elapsed in the Performance Period prior to Grantee’s Non-CIC Qualifying Termination, and the denominator shall be 36). If Grantee’s Continuous Service terminates prior to a Vesting Date for any reason other than as described above, the Grantee shall forfeit all right, title, and interest in and to the then unvested Units as of the date of such termination and the unvested Units will be reconveyed to the Company without further consideration or any act or action by Grantee. 3. Conversion to Stock The Units that vest upon a Vesting Date shall be converted to shares of Stock on the Vesting Date. Such shares shall be delivered to the Grantee, or the Grantee’s personal representative, beneficiary, or estate, as applicable, within 30 days following a Vesting Date. 4. Change in Control If there is a Change in Control prior to the last day of the Performance Period, and the Units are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board, then (i) if the Change in Control occurs during the first half of the Performance Period, a pro rata portion of the Target Award shall vest and convert to shares of Stock (with such pro rata portion determined by multiplying the Target Award by a fraction, the numerator of which shall be the number of months elapsed in the Performance Period prior to the Change in Control, and the denominator shall be 36); and (ii) if the Change in Control occurs during the second half of the Performance Period, a pro rata portion of the Units shall vest and convert to shares of Stock based upon the actual level of achievement of the Performance Objectives against pro rata performance levels measured as of the date of the Change in Control (with such pro rata portion determined by multiplying the earned Units by a fraction, the numerator of which shall be the number of months elapsed in the Performance Period prior to the Change in Control, and the denominator shall be 36).

If there is a Change in Control prior to the last day of the Performance Period, and the Units are assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control in a manner approved by the Committee or the Board, then, as of the date of a CIC Qualifying Termination, (i) if the CIC Qualifying Termination occurs during the first half of the Performance Period, a pro rata portion of the Target Award shall vest and convert to shares of Stock (with such pro rata portion determined by multiplying the Target Award by a fraction, the numerator of which shall be the number of months elapsed in the Performance Period prior to the CIC Qualifying Termination, and the denominator shall be 36); and (ii) if the CIC Qualifying Termination occurs during the second half of the Performance Period, a pro rata portion of the Units shall vest and convert to shares of Stock based upon the actual level of achievement of the Performance Objectives against pro rata performance levels measured as of the end of the calendar quarter immediately preceding the date of termination (with such pro rata portion determined by multiplying the earned Units by a fraction, the numerator of which shall be the number of months elapsed in the Performance Period prior to the CIC Qualifying Termination, and the denominator shall be 36). 5. Dividend Equivalent Rights; Voting Rights The Units are not entitled to any dividends or dividend equivalent rights. Grantee shall not have voting rights with respect to the Units. Upon conversion of the Units into shares of Common Stock, the Grantee shall obtain full voting rights and other rights as a shareholder of the Company. 6. No Right of Continued Service Nothing in this Award Certificate shall interfere with, or limit in any way, the right of the Company to terminate the Grantee’s service at any time, nor confer upon the Grantee any right to continue to provide services to the Company. 7. Restrictions on Transfer and Pledge No right or interest of the Grantee may be pledged, encumbered, or hypothecated to or in favor of any party, or shall be subject to any lien, obligation, or liability of the Grantee to any other party. The Units are not assignable or transferable by the Grantee other than by will or the laws of descent and distribution. 8. Restrictions on Issuance of Shares If at any time the Company shall determine, in its discretion, that registration, listing or qualification of the shares of Common Stock underlying the Units upon any Exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the Units, the Units shall not be converted to Common Stock in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. 9. Payment of Taxes The Company has the authority and the right to deduct or withhold, or require the Grantee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including the Grantee’s FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with the Units. The withholding requirement shall be satisfied by withholding from the settlement of the Units shares of Common Stock having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements unless Grantee elects in advance to satisfy the withholding requirement in cash. 10. Plan Controls The terms contained in the Plan are incorporated into and made a part of this Award Certificate, and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative. 10. Successors This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan. 11. Severability If any provision or portion of this Award Certificate shall be or become illegal, invalid, or unenforceable in whole or in part for any reason, such provision shall be ineffective only to the extent of such illegality, invalidity, or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Award Certificate. Upon such determination that any term or other provision is illegal, invalid, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Award Certificate so as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that the agreements contemplated hereby are fulfilled to the extent possible. 12. Interpretation The headings contained in this Award Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Award Certificate. The language in all parts of this Award Certificate shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto. 13. Clawback The Units shall be subject to any compensation recoupment policy of the Company that is applicable by its terms to the Grantee and to awards of this type. 14. Applicable Law This Award Certificate, and the Award, shall be construed, administered, and governed in all respects under and by the laws of the State of Delaware.